Coty Provides Operational and Financial Update Amid COVID-19 Outbreak

Management Priority is the Health and Safety of Employees, Customers, Consumers and Partners
Further Focus on Cost Control and Cash, and Acceleration of Growth Initiatives in Growing Channels

Ample Liquidity and Covenant Headroom to Face Current Environment

NEW YORK – MARCH 20, 2020 – Coty Inc. (NYSE: Coty) today announced that in response to the rapidly evolving global situation brought on by COVID-19, Coty has implemented a number of key initiatives focusing on the safety of its key stakeholders while also providing for business continuity and opportunity. The Company is also taking appropriate financial measures, including recommending to the Board that shareholders be given the option to receive up to 100% of their quarterly dividend in kind for the coming two quarters. Additionally, Coty’s largest shareholder, JAB, has notified the Company that it has decided to fully repay the loan it used to finance the tender offer in 2019.
The Company's first and foremost priority is the safety of its employees, customers, consumers and partners Coty is taking appropriate measures in all countries in which it operates, in compliance with local public recommendations. A global response team has been set up and is operational. And alongside other industry players, Coty is taking initiatives to begin manufacturing and supplying hand sanitizer to medical and emergency services where needed.
Coty has been adjusting its business focus as part of its response to COVID-19. First, the open channels and markets are being prioritized, with the acceleration of a number of initiatives, in particular e-commerce. These include activations on Amazon, with sales in the U.S. nearly doubling in recent weeks, as well as launching Kylie skin-care Europe in the coming weeks. The teams are also getting prepared for an increase in demand post-COVID 19 disruptions, starting in Asia. Second, management has increased further its focus on cost control and cash-flow, and is taking a number of additional measures, temporary or structural, to adjust its expenses and protect its cash flow. In light of the impact of COVID-19 on its business, Coty now expects its net revenues for the third quarter of FY20 to decline roughly 20% like-for-like, with a meaningful impact on profit. As the situation evolves, Coty intends to continue actively adjusting its priorities, and has decided to withdraw its guidance for FY20, so as to have the necessary flexibility.
The Company has reviewed its financial position in view of the current market conditions, which are expected to amplify moving into Q4. Coty confirms that following the amendment of its financing arrangements in 2019, it has ample and sufficient liquidity and headroom to meet its covenants based on management’s current view of market conditions. The Company is continuing to pursue with confidence the strategic review of its Professional hair and Brazilian businesses.
Pierre-André Terisse, Chief Operating Officer and Chief Financial Officer of Coty, stated: “The work performed by Coty over the past 18 months has been incredibly helpful given the current exceptional circumstances, not only because our brands have been improved, but also because we have considerably strengthened our cost and financial structures. To further strengthen it, we will propose to the Board of Directors, to increase from 50% to 100% the option for shareholders to receive their $0.125 quarterly dividend in kind for the coming two quarters. Having faced several financial crises in my career, I know they always contain opportunities as well, and we will look to seize them and accelerate our transformation for the benefit of our stakeholders.”
Peter Harf, Founding Partner of JAB and Chairman of Coty, declared: “We are very confident in Coty’s ability not only to navigate well through this crisis, but also to exit stronger, as the management continues to reduce its costs aggressively and to accelerate top line initiatives. We support management’s proposal to adjust the dividend in Q3 and Q4, and JAB will elect for full payment in shares. Having decided to repay in full the loan we used to finance the tender offer in 2019, we are more than ever standing by Coty and its transformation agenda.”

Cottage Holdco B.V., an affiliate of JAB, holds 461,299,223 or 60.7% of the outstanding shares of Coty.
Coty plans to participate in an RBC hosted investor call at 10:00am EST today. To access the call, please contact your RBC account representative.
About Coty Inc.
Coty is one of the world’s largest beauty companies with an iconic portfolio of brands across fragrance, color cosmetics, hair color and styling, and skin and body care. Coty is the global leader in fragrance, a strong number two in professional hair color & styling, and number three in color cosmetics. Coty’s products are sold in over 150 countries around the world. Coty and its brands are committed to a range of social causes as well as seeking to minimize its impact on the environment.
For additional information about Coty Inc., please visit www.coty.com.

For more information, please contact:
Investor Relations
Olga Levinzon, +1 212 389-7733
olga_levinzon@cotyinc.com

Media
Lisa Kessler, +1 917 348-3373
Lisa_Kessler@cotyinc.com
Arnaud Leblin, +33 1 58 71 72 00
Arnaud_Leblin@cotyinc.com

Forward-Looking Statements
Certain statements in this communication are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to, among other things, the impact of COVID-19, the Company’s strategic planning, targets, segment reporting and outlook for future reporting periods (including the extent and timing of revenue, expense and profit trends and changes in operating cash flows and cash flows from operating activities and investing activities), the Company’s capital allocation strategy and payment of dividends, changes to its Dividend Reinvestment Program for the election of stock dividends, its future ability to return cash to shareholders, the strategic review of its Professional Beauty business, associated hair and nail brands sold by the Consumer Beauty division and Brazilian operations and any transaction related thereto, including divestiture (the “Strategic Review”), including timing of such Strategic Review and any transaction and the use of proceeds from any such transaction, the Company’s turnaround plan announced on July 1, 2019 (the "Turnaround Plan"), its future operations and strategy, ongoing and future cost efficiency and restructuring initiatives and programs, strategic transactions (including their expected timing and impact), investments, licenses and portfolio changes, synergies, savings, performance, cost, timing and integration of acquisitions (including the strategic partnership with Kylie Jenner), future cash flows, liquidity and borrowing capacity, timing and size of cash outflows and debt deleveraging, the performance of launches or relaunches, the timing and impact of current or future destocking or shelf spaces losses, impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and synergies, savings, impact, cost, timing and implementation of the Company’s Turnaround Plan, including operational and organizational structure changes, segment reporting changes, operational execution and simplification initiatives, the move of the Company’s headquarters, the priorities of senior management, and the Company’s ability to support its planned business operations in the near-term and long-term basis. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”,

“expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual events or results (including our financial condition, results of operations, cash flows and prospects) to differ materially from such statements, including risks and uncertainties relating to:
•the impact of COVID-19, including demand for the Company’s products, illness, quarantines, government actions, facility closures or other restrictions in connection with the COVID-19 pandemic, and the extent and duration thereof;
•the Company’s ability to successfully implement its multi-year Turnaround Plan, including its management headquarters relocation, management realignment, reporting structure changes, segment reporting changes and operational execution and simplification initiatives, and to develop and achieve its global business strategies (including mix management, select price increases, more disciplined promotions, and foregoing low value sales), compete effectively in the beauty industry and achieve the benefits contemplated by its strategic initiatives (including revenue growth, cost control, gross margin growth and debt deleveraging) within the expected time frame or at all;
•the result of the Strategic Review and whether such Strategic Review will result in any transactions or divestitures (whether relating to all or part of the businesses in scope of the review), the timing, costs and impacts of any such transactions or divestitures, and the amount and use of proceeds from any such transactions;
•the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products, including new products related to Kylie Jenner’s existing beauty business, any relaunched or rebranded products and the anticipated costs and discounting associated with such relaunches and rebrands, and consumer receptiveness to its current and future marketing philosophy and consumer engagement activities (including digital marketing and media);
•use of estimates and assumptions in preparing the Company’s financial statements, including with regard to revenue recognition, income taxes, the assessment of goodwill, other intangible assets and long-lived assets for impairment, the market value of inventory, and the fair value of acquired or divested assets and liabilities associated with acquisitions or divestitures;
•the impact of any future impairments;
•managerial, transformational, operational, regulatory, legal and financial risks, including diversion of management attention to and management of cash flows, expenses and costs associated with the Company’s response to COVID-19, the Turnaround Plan, the Strategic Review, and any related transaction, including divestitures, integration of the strategic partnership with Kylie Jenner, and future strategic initiatives and, in particular, the Company's ability to manage and execute many initiatives simultaneously including any resulting complexity, employee attrition or diversion of resources;
•future divestitures and the impact thereof on, and future acquisitions, new licenses and joint ventures and the integration thereof with the Company’s business, operations, systems, financial data and culture and the ability to realize synergies, avoid future supply chain and other business disruptions, reduce costs (including through its cash efficiency initiatives), avoid liabilities and realize potential efficiencies and benefits (including through its restructuring initiatives) at the levels and at the costs and within the time frames contemplated or at all;
•increased competition, consolidation among retailers, shifts in consumers’ preferred distribution and marketing channels (including to digital and luxury channels), distribution and shelf-space resets or reductions, compression of go-to-market cycles, changes in product and marketing requirements by retailers, reductions in retailer inventory levels and order lead-times or changes in purchasing patterns, impact from COVID-19 on retail revenues and other changes in the retail,

e-commerce and wholesale environment in which the Company does business and sells its products and the Company’s ability to respond to such changes;
•the Company and its joint ventures’, business partners’ and licensors’ abilities to obtain, maintain and protect the intellectual property used in its and their respective businesses, protect its and their respective reputations (including those of its and their executives or influencers), public goodwill, and defend claims by third parties for infringement of intellectual property rights;
•any change to the Company’s capital allocation and/or cash management priorities, including any change in the Company’s stock dividend reinvestment program and policy;
•any unanticipated problems, liabilities or other challenges associated with an acquired business, joint ventures or strategic partnerships which could result in increased risk or new, unanticipated or unknown liabilities, including with respect to environmental, competition and other regulatory, compliance or legal matters;
•the Company’s international operations and joint ventures, including enforceability and effectiveness of its joint venture agreements and reputational, compliance, regulatory, economic and foreign political risks, including difficulties and costs associated with maintaining compliance with a broad variety of complex local and international regulations;
•the Company's dependence on certain licenses (especially in its Luxury division) and the Company's ability to renew expiring licenses on favorable terms or at all;
•the Company's dependence on entities performing outsourced functions, including outsourcing of distribution functions, and third-party manufacturers, logistics and supply chain suppliers, and other suppliers, including third-party software providers;
•administrative, product development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;
•global political and/or economic uncertainties, disruptions or major regulatory or policy changes, and/or the enforcement thereof that affect the Company’s business, financial performance, operations or products, including the impact of Brexit (and business or market disruption arising from a "hard Brexit"), the current U.S. administration, changes in the U.S. tax code, and recent changes and future changes in tariffs, retaliatory or trade protection measures, trade policies and other international trade regulations in the U.S., the European Union and Asia and in other regions where the Company operates;
•currency exchange rate volatility and currency devaluation;
•the number, type, outcomes (by judgment, order or settlement) and costs of current or future legal, compliance, tax, regulatory or administrative proceedings, investigations and/or litigation, including litigation relating to the tender offer by Cottage Holdco B.V. (the “Cottage Tender Offer”);
•the Company’s ability to manage seasonal factors and other variability and to anticipate future business trends and needs;
•disruptions in operations, sales and in other areas, including due to disruptions in our supply chain, restructurings and other business alignment activities, the move of the Company’s headquarters to Amsterdam, implementation of the Strategic Review, manufacturing or information technology systems, labor disputes, extreme weather and natural disasters, impact from COVID-19 and the impact of such disruptions on the Company’s ability to generate profits, stabilize or grow revenues or cash flows, comply with its contractual obligations and accurately forecast demand and supply needs and/or future results;
•restrictions imposed on the Company through its license agreements, credit facilities and senior unsecured bonds or other material contracts, its ability to generate cash flow to repay, refinance or recapitalize debt and otherwise comply with its debt instruments, and changes in the manner in which the Company finances its debt and future capital needs;
•increasing dependency on information technology and the Company’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades or other changes to information technology systems, and the cost of compliance or the Company’s failure to comply with any privacy or data security laws (including the European Union General Data Protection Regulation and the California Consumer Privacy Act) or to protect against theft of customer, employee and corporate sensitive information;
•the Company's ability to attract and retain key personnel and the impact of senior management transitions and organizational structure changes, including the co-location of key business leaders and functions in Amsterdam;
•the distribution and sale by third parties of counterfeit and/or gray market versions of the Company’s products; and
•the impact of the Cottage Tender Offer and of the Turnaround Plan, and the Strategic Review and any related transactions, on the Company’s relationships with key customers and suppliers and certain material contracts;
•the Company’s relationship with Cottage Holdco B.V., as the Company’s majority stockholder, and its affiliates, and any related conflicts of interest or litigation;
•future sales of a significant number of shares in the public market by the Company's majority stockholder or contractually by certain commercial banks on behalf of the Company's majority stockholder, as may be required to satisfy obligations under and any potential future credit difficulties in connection with such majority stockholder's credit agreement, or the perception that such sales could occur; and
•other factors described in documents that the Company files with the SEC from time to time.
When used herein, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation”. More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and other periodic reports the Company has filed and may file with the SEC from time to time.
All forward-looking statements made in this communication are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this release, and the Company does not undertake any obligation, other than as may be required by applicable law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.
Non-GAAP Financial Measures
In this communication, the Company uses period-over-period comparisons of net revenues on an organic like-for-like basis, which is a non-GAAP financial measure. The Company believes that organic like-for-like better enables management and investors to analyze and compare the Company's net revenues performance from period to period. The term “like-for-like” describes the Company's core operating performance, excluding the financial impact of (i) acquired brands or businesses in the current year period until we have twelve months of comparable financial results, (ii) the divested brands or businesses or early terminated brands, generally, in the prior year non-comparable periods, to maintain comparable financial results with the current fiscal year period and (iii) foreign currency exchange translations to the extent applicable.
To the extent that the Company provides guidance, it does so only on a non-GAAP basis and does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for restructuring, integration and acquisition-related expenses, amortization expenses, adjustments to inventory, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.